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                                                                   EXHIBIT 24(b)
                                                                   -------------

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of Morgan's Foods, Inc., an Ohio corporation (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, Leonard R. Stein-Sapir, and Kenneth L. Hignett, any of whom may act, with full power of substitution and re-substitution, to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to any Registration Statement on Form S-8 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's Common Shares in connection with the exercise of options under the Company's Nonqualified Stock Option Plan for Executives and Managers and its Key Employees Nonqualified Stock Option Plan, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statements, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on October 29, 1999.


/s/ Leonard R. Stein-Sapir                                    /s/ James J. Liguroi
- -------------------------------------------------             -----------------------------------------------------
Leonard R. Stein-Sapir                                        James J. Liguroi
Chairman of the Board of Directors and Chief                  President and Chief Operating Officer and
 Executive Officer                                            a Director



/s/ Kenneth L. Hignett                                        /s/ Richard A. Arons
- -------------------------------------------------             -----------------------------------------------------
Kenneth L. Hignett                                            Richard A. Arons
Senior Vice President, Chief Financial Officer,               Director
 Secretary and a Director



/s/ Lawrence S. Dolin                                         /s/ Steven S. Kaufman
- -------------------------------------------------             -----------------------------------------------------
Lawrence S. Dolin                                             Steven S. Kaufman
Director                                                      Director



/s/ Bernard Lerner
- -------------------------------------------------
Bernard Lerner
Director